[GRAPHIC OMITTED]

COLONIAL NEW YORK TAX-EXEMPT FUND                                  Annual Report

  January 31, 1998

---------------------------------
Not FDIC     May Lose Value
Insured      No Bank Guarantee
---------------------------------

--------------------------------------------------------------------------------

                  COLONIAL NEW YORK TAX-EXEMPT FUND HIGHLIGHTS

                       FEBRUARY 1, 1997 - JANUARY 31, 1998

Investment Objective: Colonial New York Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and New York state and city personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds.

Portfolio Manager Commentary: "Bond market conditions improved during the period and the Fund was well positioned to take advantage of declining interest rates. New York City's comeback and its significant contribution to the State's financial strength contributed to the Fund's positive performance as well."

                                                                 --  Gary Swayze

                  Colonial New York Tax-Exempt Fund Performance

                                              Class A      Class B    Class C(1)

     Inception dates                          9/26/86       8/4/92      8/1/97
------------------------------------------------------------------------------
     Distributions declared per share(2)       $0.389       $0.336      $0.179
------------------------------------------------------------------------------
     SEC yields on 1/31/98(3)                   4.03%        3.47%       3.78%
------------------------------------------------------------------------------
     Taxable-equivalent SEC yields(4)           7.48%        6.44%       7.01%
------------------------------------------------------------------------------
     12-month total returns, assuming          10.67%        9.85%       4.04%
     reinvestment of all distributions and
     no sales charge or contingent deferred
     sales charge (CDSC)(5)
------------------------------------------------------------------------------
     Net asset value per share on 1/31/98      $7.38        $7.38       $7.38

(1) Class C share total return is cumulative since inception on August 1, 1997.
(2) A portion of the Fund's income may be subject to the alternative minimum tax.
(3) The 30-day SEC yields on January 31, 1998 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. If the Adviser or Distributor had not waived or borne certain Fund expenses, SEC yields would have been 3.86% for Class A shares, 3.30% for Class B shares and 3.60% for Class C shares.
(4) Taxable-equivalent SEC yields are based on the maximum effective 46.1% federal and New York state and city income tax rates.
(5) Performance results reflect any voluntary waivers or reimbursements of expenses by the Adviser or Distributor. Absent these waivers or reimbursements arrangements, performance results would have been lower.

The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed.

Quality Breakdown (as of 1/31/98)           Top Five Sectors (as of 1/31/98)
--------------------------------------------------------------------------------
AAA ..... 33.2%     BBB ....... 12.5%       State Appropriated.....20.2%
AA ...... 16.2%     BB ......... 2.1%       Sales & Excise Tax.....13.1%
A ....... 28.8%     Non-rated .. 6.3%       Investor Owned.........10.6%
Short-Term Obligations ......... 0.9%       General Obligations.....9.6%
                                            Water & Sewer...........5.5%

Quality and sector breakdowns are calculated as a percentage of total investments, including short-term obligations. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality and sector breakdowns in the future.

--------------------------------------------------------------------------------

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                               PRESIDENT'S MESSAGE

                              TO FUND SHAREHOLDERS

                                                                 [PHOTO OMITTED]

I am pleased to present the annual report for Colonial New York Tax-Exempt Fund. This report reflects on the investment environment for the 12 months ended January 31, 1998.

The strength of the economy during the first quarter of 1997 led the Federal Reserve Board to raise short-term interest rates in March for the first time in two years. This action was a response to growing concern about future wage and price inflation. By mid April, economic growth appeared to moderate while inflation remained under control. During the second half of the period, interest rates declined and bond prices rose. As the year ended, there was good news for the bond markets: the smallest annual increase in inflation since 1964 and a Federal budget proposal that predicts a surplus for the first time in nearly 30 years. Strong consumer confidence, rising employment and controlled inflation point to a firm foundation for further economic expansion. However, the rate of economic growth in 1998 may be tempered by the slowdown in the Asian economies and its impact on the global marketplace.

Investments in municipal bonds outperformed most alternative fixed-income investments, including Treasury bonds, on an after-tax basis during the first half of the period. However, during the second half, a seasonal surge in municipal supply combined with increased refundings caused municipal bonds to slightly underperform Treasurys. On a more positive note, this surge offered higher relative yields and positioned the market for positive performance in the months ahead as the supply is absorbed.

Since the Fund's inception, the Adviser has voluntarily waived certain expenses. The Adviser is continuing to waive certain fees; however, effective January 1, 1998, it is doing so at a lower rate.

The long-term benefits of investing in any municipal bond fund include tax-free income as well as the opportunity to diversify your fixed-income portfolio. Colonial New York Tax-Exempt Fund continues to offer you competitive tax-free income and the potential for long-term total return as well as an opportunity to participate in New York's economic expansion.

Respectfully,

/s/ Harold W. Cogger

Harold W. Cogger
President
March 11, 1998

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           PORTFOLIO MANAGEMENT REPORT

Gary Swayze is portfolio manager of Colonial New York Tax-Exempt Fund and is vice president of Colonial Management Associates, Inc. Mr. Swayze assumed management of the Fund in October, 1997.

Fund took advantage of improving investment environment despite declining yield spreads

During the year, yield spreads between high and low quality municipal bonds decreased. Investors later in the period, received little benefit from taking on the additional risk of lower quality bonds, particularly in the non-rated sector. Despite this, investors "reached" for the yield of lower quality municipals as interest rates declined during the latter months of the period. While these conditions made identifying new investments difficult, price increases in the lower quality bonds already in the portfolio resulted in rising net asset values for the Fund.

These conditions also led us to focus more closely on selected bond types that we believed would outperform in a declining interest rate environment. For example, we increased our holdings of non-callable bonds. Non-callable bonds are attractive when interest rates are falling because their issuers cannot "call," or redeem, the bonds before they mature. Callable bonds, on the other hand, are quite likely to be redeemed when interest rates decline because issuers want to reduce their borrowing costs. As a result, non-callable bonds have a longer lifespan and are more sensitive to changes in interest rates. They generally experience greater price gains when interest rates decline.

Fund's increased sensitivity to interest rates translated into above average performance

The Fund generated a 12-month total return of 10.67% for Class A shares, based on net asset value. This compares favorably with the Fund's Lipper peer group average which posted a 12-month total return of 10.09%*. Above average performance was due primarily to the Fund's strategic shift into a larger than average concentration in non-callable bonds, that have a relatively high sensitivity to interest rates. These bonds experienced larger price gains as interest rates declined.

New York's economic growth continued

The New York economy continued to grow as State revenues benefited from job creation and general economic activity, particularly in New York City. Further improvement will depend on the national economy, which appears likely to continue its expansion, and on State and City governments' ability to pass fiscally responsible budgets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Good economic times improved the financial position of many issuers in the State and provided a sound base for investments in selected high yield bonds. An example of these high yield bonds include those issued by the New York Port Authority for an electric cogeneration facility at Kennedy International Airport, representing 2.2% of the portfolio, based on total investments. These bonds provided good levels of coupon income as well as strong price appreciation as the system provided an efficient and cost effective electricity supply for the airport's increasing energy needs.

Positive outlook ahead for the economy

We do not expect any major changes in either the national or State economy over the next few months. We believe that growth will continue, although at a slower pace than 1997. This is due in part to the financial crisis in Asia and its anticipated impact on the worldwide marketplace. However, we expect that inflation will remain subdued and that interest rates may continue to decline somewhat, as they did during the second half of the year. Declining interest rates are positive for bond prices. When interest rates go down, bond prices generally increase, and that has been the case in the current market rally. This effect has been reflected in your Fund as well, with the net asset value of your shares rising, while dividend distributions have gradually declined. With slower economic growth, low inflation and the possibility of a balanced Federal budget all forecast for 1998, we expect this trend in the bond market to continue. Even with a decreased yield, current income outpaces inflation even before tax-exemption is factored in. In fact, the Fund's inflation-adjusted yield, in which the inflation rate is subtracted from the actual yield, is attractive by historical standards. Our goal remains unchanged: to increase the total return by carefully researching and selecting a portfolio of primarily investment-grade municipal bonds.

As the heavy level of refunding and year-end tax-exempt supply is absorbed by the market, we expect new issuance to be steady and more manageable. We are looking for fewer refundings and more infrastructure and public education issues. Currently, municipal bonds represent excellent value when compared to other fixed-income investments, including Treasury bonds, and we believe that tax-exempt bonds will continue to offer compelling after-tax returns.

*Source: Lipper Analytical Services, Inc. Lipper rankings are based in the Lipper New York Municipal Debt category. The Fund's Class A shares ranking for the one-year period is in the 2nd quartile (rated 29 out of 94 funds) and in the 3rd quartile for the five-year period (rated 25 out of 48 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           Colonial New York Tax-Exempt Fund's Investment Performance vs. The Lehman Brothers Municipal Bond Index

               Change in Value of $10,000 from 1/31/88 to 1/31/98
                     Based on NAV and POP for Class A Shares

[The information below was represented by a line graph in the printed materials.]

            Label             A                  B                 C
--------------------------------------------------------------------------------
Label       CNYTEF          NAV                POP              Lehman
--------------------------------------------------------------------------------
    1       Jan-88          10000               9525             10000
    2       Apr-88           9943               9471             10064
    3       Jul-88          10156               9673             10248
    4       Oct-88          10588              10085             10627
    5       Jan-89          10789              10276             10857
    6       Apr-89          10879              10362             10962
    7       Jul-89          11233              10700             11496
    8       Oct-89          11175              10644             11488
    9       Jan-90          11327              10789             11729
   10       Apr-90          11315              10777             11752
   11       Jul-90          11907              11342             12293
   12       Oct-90          11795              11235             12341
   13       Jan-91          12168              11590             12814
   14       Apr-91          12509              11915             13102
   15       Jul-91          12744              12139             13366
   16       Oct-91          13327              12694             13842
   17       Jan-92          13489              12848             14211
   18       Apr-92          13712              13060             14348
   19       Jul-92          14564              13873             15203
   20       Oct-92          14281              13603             15004
   21       Jan-93          14906              14198             15608
   22       Apr-93          15430              14697             16163
   23       Jul-93          15782              15033             16547
   24       Oct-93          16329              15553             17117
   25       Jan-94          16688              15895             17522
   26       Apr-94          15536              14798             16512
   27       Jul-94          15882              15128             16857
   28       Oct-94          15269              14543             16371
   29       Jan-95          15798              15048             16898
   30       Apr-95          16497              15713             17610
   31       Jul-95          16768              15971             18184
   32       Oct-95          17426              16598             18800
   33       Jan-96          18166              17303             19442
   34       Apr-96          17664              16825             19010
   35       Jul-96          17970              17116             19384
   36       Oct-96          18408              17534             19872
   37       Jan-97          18667              17780             20189
   38       Apr-97          18742              17851             20271
   39       Jul-97          19812              18871             21371
   40       Oct-97          19939              18992             21560
   41       Jan-98          20658              19677             22230

A $10,000 investment in Class B shares made on August 4, 1992 (inception) at net asset value (NAV) would have grown to $13,648 on January 31, 1998. The same investment after deducting the applicable contingent deferred sales charge
(CDSC) would have been valued at $13,548 on January 31, 1998.

A $10,000 investment in Class C shares made on August 1, 1997 (inception) at NAV would have grown to $10,404 on January 31, 1998. The same investment after deducting the applicable CDSC would have been valued at $10,304 on January 31, 1998.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, and it is not possible to invest in an index.

                          Average Annual Total Returns
                             As of January 31, 1998

--------------------------------------------------------------------------------
                        Class A Shares        Class B Shares   Class C Shares(1)
Inception                   9/26/86               8/4/92            8/1/97
                        NAV        POP        NAV    w/CDSC    NAV      w/CDSC
--------------------------------------------------------------------------------
1 year                 10.67%     5.41%      9.85%    4.85%     --         --
--------------------------------------------------------------------------------
5 years                 6.75      5.71       5.96     5.64      --         --
--------------------------------------------------------------------------------
10 years (or life)      7.53      7.00       5.82     5.68    4.04%      3.04%
--------------------------------------------------------------------------------

(1)Class C share total returns are cumulative since inception on August 1, 1997.

Past performance cannot predict future results. Returns and value of an investment will vary resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Public offering price (POP) returns include the maximum sales charge of 4.75%. The applicable CDSC for Class B shares is 5% for 1 year, 2% for 5 years and 1% since inception. The CDSC for Class C shares is 1% since inception. Performance results reflect any voluntary waivers or reimbursements of expenses by the Adviser or Distributor. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

--------------------------------------------------------------------------------

                              INVESTMENT PORTFOLIO

                         JANUARY 31, 1998 (IN THOUSANDS)

MUNICIPAL BONDS - 98.0%                                             PAR          VALUE
==========================================================================================
EDUCATION - 2.5%
 Education
 NY State Dormitory Authority:
  New York University,
                            6.000%     07/01/06            $      1,125     $    1,258
  Pace University,
                            6.500%     07/01/11                   1,000          1,191
  Series 1985,
                            7.800%     12/01/05                     150            157
                                                                          -------------
                                                                                 2,606
                                                                          -------------
---------------------------------------------------------------------------------------
HEALTHCARE - 1.0%
 Hospital
 NY Dormitory Beth Israel
  Medical Center,
                            5.125%     11/01/16                   1,075          1,077
                                                                          -------------
---------------------------------------------------------------------------------------
HOUSING - 6.3%
 Assisted Living/Senior - 1.1%
 Glen Cove Housing Authority,
                            8.250%     10/01/26                   1,000          1,113
                                                                          -------------
 Multi-Family - 3.5%
 Hudson Housing Development Corp.,
  Providence Hall-Schuyler Court Project,
  Series 1992-A,
                            6.500%     01/01/22                     750            789
 NY State Housing Finance Agency:
  Series 1989-B,
                            7.550%     11/01/29                     230            242
  Series 1996-A,
                            6.100%     11/01/15                   1,250          1,328
 Nyack Housing Assistance Corp.,
  Nyack Plaza Apartments,
                            7.375%     06/01/21 (a)               1,279          1,281
                                                                          -------------
                                                                                 3,640
                                                                          -------------
 Single Family - 1.7%
 NY State Mortgage Agency,
  Series BB-2,
                            7.950%     10/01/15                     570            589

                      Investment Portfolio/January 31, 1998

---------------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                             PAR          VALUE
=======================================================================================
HOUSING - CONT.
 Single Family - Cont.
 NY State Mortgage Agency:
  Series 10-A,
                            8.100%     04/01/14           $         105    $       107
  Series MM-1,
                            7.950%     10/01/21                   1,000          1,080
                                                                          -------------
                                                                                 1,776
                                                                          -------------
---------------------------------------------------------------------------------------
OTHER - 5.6%
 Refunded/Escrowed (b)
 Monroe County Industrial
  Development Agency,
  Roberts Wesleyan College, Series 1991,
                            7.400%     09/01/11                     750            781
 NY State Dormitory Authority,
  Menorah Campus,
  Series 1991,
                            7.400%     02/01/31                     245            276
 NY State Housing Finance Agency,
  Series 1990-A,
                            8.000%     11/01/08                     205            231
 NY State Medical Care Facilities
  Finance Agency,
  Series 1990-B,
                            7.875%     08/15/08                     395            440
 NY  State Power Authority,
  Series Z:
                            6.500%     01/01/19                   2,420          2,675
                            6.625%     01/01/12                   1,295          1,437
                                                                          -------------
                                                                                 5,840
                                                                          -------------
---------------------------------------------------------------------------------------
OTHER REVENUE - 3.6%
 Industrial - 1.0%
 Monroe County Industrial
  Development Agency,
  Yorkmill Realty Assoc., Series 1986,
                            9.500%     12/01/06                   1,010          1,041
                                                                          -------------

 Recreation - 2.6%
 New York City Cultural Trust Resources,
  American Museum of Natural History,
                            5.600%     04/01/18                   1,000          1,051

                      Investment Portfolio/January 31, 1998
--------------------------------------------------------------------------------

 New York City Industrial
  Development Agency, United States Tennis
  Association, Tennis Center Project, Series 1994,
                            6.375%     11/15/14            $      1,500     $    1,681
                                                                          -------------
                                                                                 2,732
                                                                          -------------
---------------------------------------------------------------------------------------
RESOURCE RECOVERY - 2.1%
 Disposal
 Westchester County Industrial
  Development Agency,
  Westchester Resco Co. Project,
                            6.000%     07/01/09                   2,000          2,231
                                                                          -------------
---------------------------------------------------------------------------------------
TAX-BACKED - 43.5%
 Local Appropriated - 1.1%
 NY State Dormitory Authority,
  Judicial Facilities,
  Series 1991-A,
                            9.500%     04/15/14                   1,000          1,167
                                                                          -------------
 Local General Obligations - 5.1%
 Nassau County,
                            5.000%     09/01/14                   1,000          1,008
 New York City:
  Series B,
                            6.000%     08/01/07                   1,000          1,119
  Series F,
                            6.000%     08/01/16                   2,000          2,144
  Series G,
                            5.750%     02/01/14                   1,000          1,041
                                                                          -------------
                                                                                 5,312
                                                                          -------------
 Special Non-Property Tax - 12.9%
 Local Government Assistance Corp.:
  Series 1993-C,
                            5.500%     04/01/17                   2,100          2,247
  Series 1993-E:
                            5.000%     04/01/21                   5,000          4,972
                            6.000%     04/01/14                   2,845          3,233
 New York City Transitional Finance Authority,
  Series-A,
                            5.125%     08/15/21                   3,000          2,982
                                                                          -------------
                                                                                13,434
                                                                          -------------

                          Investment Portfolio/January 31, 1998
---------------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                             PAR          VALUE
=======================================================================================
TAX-BACKED - CONT.
 State Appropriated - 20.0%
 NY Metropolitan Transportation Authority,
  Commuter Facilities, Series 1997-8:
                            5.250%     07/01/17            $      1,120     $    1,117
                            5.250%     07/01/17                   1,375          1,372
                            5.375%     07/01/21                   2,000          2,011
 NY State Dormitory Authority,
  City University:
  Series 1990-C,
                            7.500%     07/01/10                   1,500          1,853
  Series 1993-A:
                            5.500%     05/15/13                   3,000          3,236
                            6.000%     07/01/20                   2,000          2,244
 NY State Housing Finance Agency,
  Series 1990-A,
                            8.000%     11/01/08                      45             50
 NY State Medical Care Facilities
  Finance Agency:
  Series 1987-A,
                            8.875%     08/15/07                     110            113
  Series 1990-B,
                            7.875%     08/15/08                      80             88
  Series 1994-D,
                            6.150%     02/15/15                   2,000          2,185
 NY State University Facilities,
                            5.000%     05/15/17                   2,000          1,971
  University of New York,
  Series 1990-B,
                            7.500%     05/15/11                   1,000          1,254
 NY State Urban Development Corp.,
  Series 1993-A,
                            5.500%     01/01/14                   2,000          2,100
 NY Triborough Bridge & Tunnel Authority,
  Javits Convention Center Project,
  Series-E,
                            7.250%     01/01/10                   1,000          1,208
                                                                          -------------
                                                                                20,802
                                                                          -------------
 State General Obligations - 4.4%
 PR Commonwealth of Puerto Rico
  Aqueduct & Sewer Authority:
  Series 1994,
                            6.500%     07/01/23                   2,000          2,288

                      Investment Portfolio/January 31, 1998
--------------------------------------------------------------------------------

  Series 1995,
                            6.250%     07/01/12            $      2,000     $    2,313
                                                                          -------------
                                                                                 4,601
                                                                          -------------
---------------------------------------------------------------------------------------
 TRANSPORTATION - 11.9%
 Air Transportation - 4.4%
 New York City Industrial
  Development Agency,
  America Airlines, Inc., Series 1994,
                            6.900%     08/01/24                   2,000          2,248
 Port Authority of New York & New Jersey,
  JFK International Air Terminal, Series 6,
                            6.250%     12/01/08                   2,000          2,281
                                                                          -------------
                                                                                 4,529
                                                                          -------------
 Transportation - 3.3%
 Albany Parking Authority,
  Green and Hudson Garage Project,
  Series 1991-A,
                            7.150%     09/15/16                     250            271
 Metro Transit Authority Farebox,
  Commuter Facilities, Series 1997 B-1,
                            5.000%     07/01/18                   1,000            994
 Port Authority of New York & New Jersey,
  Series 85,
                            5.375%     03/01/28                   2,000          2,119
                                                                          -------------
                                                                                 3,384
                                                                          -------------
 Turnpike/Bridge/Tollroad - 4.2%
 Triborough Bridge & Tunnel  Authority:
  Series Y,
                            5.500%     01/01/17                   1,000          1,072
  Series 1991-B:
                            6.875%     01/01/15                   1,000          1,089
                            6.875%     01/01/15                   2,000          2,179
                                                                          -------------
                                                                                 4,340
                                                                          -------------
---------------------------------------------------------------------------------------
UTILITY - 21.5%
 Investor Owned - 10.5%
 NY State Energy Research & Development
  Authority:
  Brooklyn Union Gas Co.:
  Series 1989-A,
                            6.750%     02/01/24                   3,000          3,304
  Series 1993-B, RIB (variable rate),
                            8.700%     04/01/20                   1,500          1,847

                          Investment Portfolio/January 31, 1998
---------------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                             PAR          VALUE
=======================================================================================
UTILITY - CONT.
 Investor Owned - Cont.
  Consolidated Edison Co.:
  Series 1991-A,
                            7.500%     01/01/26            $        500     $      532
  Series 1993-B,
                            5.250%     08/15/20                   3,000          3,017
  Long Island Lighting Co.,
  Series 1992-A,
                            7.150%     02/01/22                   2,000          2,187
                                                                          -------------
                                                                                10,887
                                                                          -------------
 Investor Power Producer - 3.5%
 Industrial Finance Authority,
  Brooklyn Navy Yard Bonds,
                            6.200%     10/01/22                   1,250          1,418
 Port Authority of New York & New Jersey,
  KIAC Partners,
  Series 1996 IV,
                            6.750%     10/01/19                   2,000          2,245
                                                                          -------------
                                                                                 3,663
                                                                          -------------
 Municipal Electric - 2.1%
 NY State Power Authority:
  Series Z:
                            6.500%     01/01/19                   1,330          1,455
                            6.625%     01/01/12                     705            774
                                                                          -------------
                                                                                 2,229
                                                                          -------------
 Water & Sewer - 5.4%
 NY State Environmental Facilities Corp.,
 New York City Municipal Water
  Finance Authority:
                            5.375%     06/15/26                   2,000          2,042
  Series 1990-A,
                            7.500%     06/15/12                   2,000          2,194
 Suffolk County Industrial Development Agency,
  Southwest Sewer Systems,
                            6.000%     02/01/07                   1,245          1,388
                                                                          -------------
                                                                                 5,624
                                                                          -------------
TOTAL INVESTMENTS  (cost of $92,668) (c)                                       102,028
                                                                          -------------

SHORT-TERM OBLIGATIONS - 0.9%
---------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (d)
 CA Newport Beach Hoag Hospital,
                            3.600%     10/01/22                     100            100

                      Investment Portfolio/January 31, 1998
--------------------------------------------------------------------------------

 IL State Development Finance Authority,
  Ulich Children's Home Project,
                            3.550%     04/01/07            $        500     $      500
 IL State Educational Facilities Authority,
                            3.500%     12/01/25                     300            300
                                                                          -------------

TOTAL SHORT-TERM OBLIGATIONS                                                       900
                                                                          -------------
OTHER ASSETS & LIABILITIES, NET - 1.1%                                           1,233
---------------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                         $  104,161
                                                                          =============

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a) This security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 1998, the value of this security amounted to $1,281 or 1.2% of net assets.
(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(c)  Cost for federal income tax purposes is $92,669.
(d) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 1998.

       Acronym                                          Name
     -------------                     ---------------------------------------
         RIB                                   Residual Interest Bond

See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES

                                JANUARY 31, 1998

(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $92,668)                                          $     102,028
Short-term obligations                                                                 900
                                                                              -------------
                                                                                   102,928
Receivable for:
  Interest                                                      $   1,465
  Fund shares sold                                                    210
  Expense reimbursement due from Advisor                               15
Other                                                                  69            1,759
                                                             -------------    -------------
    Total Assets                                                                   104,687

LIABILITIES
Payable for:
  Distributions                                                       416
  Fund shares repurchased                                              97
Accrued:
  Deferred Trustees fees                                                3
Other                                                                  10
                                                             -------------
    Total Liabilities                                                                  526
                                                                              -------------

NET ASSETS                                                                   $     104,161
                                                                              =============
Net asset value & redemption price per share -
Class A ($51,744/7,012)                                                              $7.38
                                                                              =============
Maximum offering price per share - Class A
($7.38/0.9525)                                                                       $7.75 (a)
                                                                              =============
Net asset value & offering price per share -
Class B ($52,313/7,089)                                                              $7.38 (b)
                                                                              =============
Net asset value & offering price per share -
Class C ($104/14)                                                                    $7.38 (b)
                                                                              =============
COMPOSITION OF NET ASSETS
Capital paid in                                                              $      98,181
Overdistributed net investment income                                                  (11)
Accumulated net realized loss                                                       (3,369)
Net unrealized appreciation                                                          9,360
                                                                              -------------
                                                                             $     104,161
                                                                              =============

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS

                       FOR THE YEAR ENDED JANUARY 31, 1998

(in thousands)
INVESTMENT INCOME
Interest                                                                     $       6,117

EXPENSES
Management fee                                              $         512
Service fee                                                           163
Distribution fee - Class B                                            393
Distribution fee - Class C                                            (a)
Transfer agent                                                        157
Bookkeeping fee                                                        46
Trustees fee                                                           14
Audit fee                                                              21
Legal fee                                                               5
Custodian fee                                                           5
Registration fee                                                       16
Reports to shareholders                                                12
Other                                                                  22
                                                             -------------
                                                                    1,366
Fees waived by the Adviser                                           (289)
Fees waived by the Distributor - Class C                               (a)           1,077
                                                             -------------    -------------
       Net Investment Income                                                         5,040
                                                                              -------------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                                       1,547
  Closed futures contracts                                           (203)
                                                             -------------
    Net Realized Gain                                                                1,344
Net unrealized appreciation during
  the period on:
  Investments                                                       3,602
  Open future contracts                                                 9
                                                             -------------
     Net Unrealized Appreciation                                                     3,611
                                                                              -------------
        Net Gain                                                                     4,955
                                                                              -------------
Increase in Net Assets from Operations                                      $        9,995
                                                                              =============

(a) Rounds to less than one.

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                           Year ended January 31
                                                     ===========================
INCREASE (DECREASE) IN NET ASSETS                         1998(a)          1997
Operations:
Net investment income                                $   5,040        $   5,458
Net realized gain                                        1,344              816
Net unrealized appreciation (depreciation)               3,611           (3,965)
                                                     ---------        ---------
    Net Increase from Operations                         9,995            2,309
Distributions:
From net investment income - Class A                    (2,680)          (2,934)
In excess of net investment income - Class A               (38)              --
From net investment income - Class B                    (2,429)          (2,613)
In excess of net investment income - Class B               (35)              --
From net investment income - Class C                        (2)              --
In excess of net investment income - Class C                (b)              --
                                                     ---------        ---------
                                                         4,811           (3,238)
                                                     ---------        ---------
Fund Share Transactions:
Receipts for shares sold - Class A                       5,959            6,646
Value of distributions reinvested - Class A              1,318            1,458
Cost of shares repurchased - Class A                    (8,522)         (12,584)
                                                     ---------        ---------
                                                        (1,245)          (4,480)
                                                     ---------        ---------
Receipts for shares sold - Class B                       3,969            7,969
Value of distributions reinvested - Class B              1,344            1,427
Cost of shares repurchased - Class B                    (8,329)          (8,469)
                                                     ---------        ---------
                                                        (3,016)             927
                                                     ---------        ---------
Receipts for shares sold - Class C                         115               --
Value of distributions reinvested - Class C                  2               --
Cost of shares repurchased - Class C                       (15)              --
                                                     ---------        ---------
                                                           102               --
                                                     ---------        ---------
Net Decrease from Fund Share
      Transactions                                      (4,159)          (3,553)
                                                     ---------        ---------
        Total Increase (Decrease)                          652           (6,791)

NET ASSETS
Beginning of period                                    103,509          110,300
                                                     ---------        ---------
End of period (net of overdistributed and
 including undistributed net investment
 income of $11 and $71, respectively)                $ 104,161        $ 103,509
                                                     =========        =========

(a) Class C shares were initially offered on August 1, 1997.
(b) Rounds to less than one.

See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                         Year ended January 31
                                                     ===========================
                                                             1998(a)        1997
NUMBER OF FUND SHARES
Sold - Class A                                                829           946
Issued for distributions reinvested - Class A                 185           208
Repurchased - Class A                                      (1,198)       (1,797)
                                                        ---------     ---------
                                                             (184)         (643)
                                                        ---------     ---------
Sold - Class B                                                556         1,135
Issued for distributions reinvested - Class B                 188           204
Repurchased - Class B                                      (1,165)       (1,213)
                                                        ---------     ---------
                                                             (421)          126
                                                        ---------     ---------
Sold - Class C                                                 16            --
Issued for distributions reinvested - Class C                  (b)           --
Repurchased - Class C                                          (2)           --
                                                        ---------     ---------
                                                               14            --
                                                        ---------     ---------

(a) Class C shares were initially offered on August 1, 1997.
(b) Rounds to less than one.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                                JANUARY 31, 1998

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Organization: Colonial New York Tax-Exempt Fund (the Fund), a series of Colonial Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and New York state and city personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares:
Class A, Class B and Class C. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Effective August 1, 1997, the Fund began offering Class C shares which are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

                 Notes to Financial Statements/January 31, 1998
--------------------------------------------------------------------------------

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

Determination of class net asset values and financial highlights: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

Interest income, debt discount and premium: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

Distributions to shareholders: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
Management fee: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's pro-rata portion of the combined average net assets of the funds constituting Trust V as follows:

               Average Net Assets                     Annual Fee Rate
               ------------------                     ---------------
                First $2 billion                            0.50%
                Over $2 billion                             0.45%

                 Notes to Financial Statements/January 31, 1998
--------------------------------------------------------------------------------
NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
--------------------------------------------------------------------------------
Bookkeeping fee: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

Transfer agent: Colonial Investors Service Center, Inc. (the Transfer Agent) an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee was reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

Underwriting discounts, service and distribution fees: Liberty Financial Investments, Inc. formerly Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended January 31, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $15,270 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $141,973 and none on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually. The plan also requires the payment of a service fee to the Distributor as follows:

     Valuation of shares                              Annual
  outstanding on the 20th of                           Fee
 each month which were issued                         Rate
 ----------------------------                         ----
  Prior to November 30, 1994                          0.10%
 On or after December 1, 1994                         0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense limits: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.60% annually of the Fund's average net assets.

Though December 31, 1997, the expense limit was 0.50% of the Fund's average net assets.

                 Notes to Financial Statements/January 31, 1998
--------------------------------------------------------------------------------

Other: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
Investment activity: For the year ended January 31, 1998, purchases and sales of investments, other than short-term obligations were $37,581,755 and $42,113,226, respectively.

Unrealized appreciation (depreciation) at January 31, 1998, based on cost of investments for federal income tax purposes was:

       Gross unrealized appreciation                    $    9,368,881
       Gross unrealized depreciation                           (10,000)
                                                         -------------
               Net unrealized appreciation              $    9,358,881
                                                         =============

Capital loss carryforwards: At January 31, 1998, capital loss carryforwards, available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

    Year of                                               Capital loss
   expiration                                             carryforward
   ----------                                             ------------

     2004                                                  $ 2,149,000
     2005                                                       79,000
                                                         -------------
                                                           $ 2,228,000
                                                         =============

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

Other: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of

                 Notes to Financial Statements/January 31, 1998
--------------------------------------------------------------------------------
NOTE 3. PORTFOLIO INFORMATION - CONT.
--------------------------------------------------------------------------------
portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4. LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended January 31, 1998.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                               Year ended January 31
                                                 ==============================================================================
                                                                   1998                                       1997
                                                   Class A        Class B        Class C     (b)       Class A        Class B
                                                 -----------    -----------    -----------           -----------    -----------
Net asset value -
  Beginning of period                            $     7.040    $     7.040    $     7.270           $     7.250    $     7.250
                                                 -----------    -----------    -----------           -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income(a)                                            0.383          0.330          0.171   (c)           0.393          0.340
Net realized and
  unrealized gain (loss)                               0.346          0.346          0.118                (0.207)        (0.207)
                                                 -----------    -----------    -----------           -----------    -----------
  Total from Investment
      Operations                                       0.729          0.676          0.289                 0.186          0.133
                                                 -----------    -----------    -----------           -----------    -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
  investment income                                   (0.384)        (0.331)        (0.179)               (0.396)        (0.343)
In excess of net
  investment income                                   (0.005)        (0.005)            --                    --             --
                                                 -----------    -----------    -----------           -----------    -----------
  Total Distributions
  Declared to
  Shareholders                                        (0.389)        (0.336)        (0.179)               (0.396)        (0.343)
                                                 -----------    -----------    -----------           -----------    -----------
Net asset value -
  End of period                                  $     7.380    $     7.380    $     7.380           $     7.040    $     7.040
                                                 ===========    ===========    ===========           ===========    ===========
Total return(d)(e)                                     10.67%          9.85%          4.04% (f)             2.76%          1.99%
                                                 ===========    ===========    ===========           ===========    ===========
RATIOS TO AVERAGE NET ASSETS
Expenses(g)                                             0.67%          1.42%          1.12% (c)(h)          0.65%          1.40%
Net investment
  income(g)                                             5.31%          4.56%          4.72% (c)(h)          5.56%          4.81%
Fees and expenses
  waived or borne
  by the Adviser(g)                                     0.28%          0.28%          0.29% (h)             0.29%          0.29%
Portfolio turnover                                        38%            38%            38%                   78%            78%
Net assets at end
  of period (000)                                $    51,744    $    52,313    $       104           $    50,648    $    52,861
(a)   Net of fees and expenses waived or borne by the Adviser which amounted to:
                                                 $     0.020    $     0.020    $     0.021           $     0.020    $     0.020

(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(c) Net of fees waived by the Distributor which amounted to $0.011 per share and 0.30%.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Adviser and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)   Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h)   Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                Year ended January 31
                                              ====================================================================
                                                           1996                                  1995
                                                Class A            Class B            Class A            Class B
                                              -----------        -----------        -----------        -----------
Net asset value -
  Beginning of period                         $     6.680        $     6.680        $     7.500        $     7.500
                                              -----------        -----------        -----------        -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income(a)                                         0.401              0.349              0.427              0.376
Net realized and
  unrealized gain (loss)                            0.576              0.576             (0.834)            (0.834)
                                              -----------        -----------        -----------        -----------
  Total from Investment
      Operations                                    0.977              0.925             (0.407)            (0.458)
                                              -----------        -----------        -----------        -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
  investment income                                (0.407)            (0.355)            (0.413)            (0.362)
                                              -----------        -----------        -----------        -----------
Net asset value -
  End of period                               $     7.250        $     7.250        $     6.680        $     6.680
                                              ===========        ===========        ===========        ===========
Total return(b)(c)                                  14.99%             14.15%             (5.32)%            (6.04)%
                                              ===========        ===========        ===========        ===========

RATIOS TO AVERAGE NET ASSETS
Expenses                                             0.58% (d)          1.33% (d)          0.42%              1.17%
Net investment
  income                                             5.72% (d)          4.97% (d)          6.25%              5.50%
Fees and expenses
  waived or borne
  by the Adviser                                     0.38% (d)          0.38% (d)          0.46%              0.46%
Portfolio turnover                                     39%                39%                65%                65%
Net assets at end
  of period (000)                             $    56,795        $    53,505        $    53,322        $    43,166

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                              $     0.026        $     0.026        $     0.032        $     0.032

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrange-ments had no impact. Prior years' ratios are net of benefits received, if any.

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
Approximately 99.1% of the income distributions will be treated as exempt income for federal income tax purposes.
--------------------------------------------------------------------------------

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                 Year ended January 31
                      ===========================================
                                        1994
                             Class A             Class B
                          -------------       -------------

                               $ 7.090             $ 7.090
                          -------------       -------------

                                 0.421               0.368

                                 0.407               0.407
                          -------------       -------------

                                 0.828               0.775
                          -------------       -------------

                                (0.418)             (0.365)
                          -------------       -------------

                               $ 7.500             $ 7.500
                          =============       =============
                                 11.95%              11.14%
                          =============       =============

                                  0.62%               1.37%

                                  5.68%               4.93%

                                  0.29%               0.29%
                                    25%                 25%

                               $63,527             $45,061

                               $ 0.021             $ 0.021

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST V AND THE SHAREHOLDERS OF
  COLONIAL NEW YORK TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial New York Tax-Exempt Fund (the "Fund") (a series of Colonial Trust V) at January 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at January 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts
March 11, 1998


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                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial New York Tax-Exempt Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Colonial New York Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial New York Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details about sales charges, investment objectives and operating policies of the Fund.


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                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

[LOGO] LIBERTY FINANCIAL INVESTMENTS, INC. (c)1998
       Distributor for Colonial Funds, Stein Roe Advisor Funds and Newport Funds One Financial Center, Boston, MA 02111-2621

Visit us at www.libertyfunds.com                 NY-02/778E-0198  (3/98)  98/227

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